Exhibit 32.1

Certification Pursuant to

Section 906 of The Sarbanes-Oxley Act of 2002

In connection with the annual report of Seychelle Environmental Technologies, Inc. (the "Company") on Form 10-K as filed with the Securities and Exchange Commission (the "Report"), I, Carl Palmer, Chief Executive Officer/Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that:

(1)  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  May 28, 2020

By:	/s/ Cari Beck
Cari Beck Chief Executive Officer and Chief Financial Officer